UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2008

Feldman Mall Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32365 (Commission File Number)	13-4284187 (IRS Employer Identification Number)

1010 Northern Boulevard, Suite 314 Great Neck, NY (Address of principal executive offices)		11021 (Zip Code)
Registrant’s telephone number, including area code: 516-684-1239
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.
The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
On April 14, 2008, Feldman Mall Properties, Inc. issued an earnings release announcing its financial results for the quarter and year ended December 31, 2007. A copy of the press release is attached as Exhibit 99.1.
ITEM 9.01 Financial Statements and Exhibits.

Exhibit 99.1	Press Release regarding financial results for the quarter and year ended December 31, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

FELDMAN MALL PROPERTIES, INC.
Date: April 15, 2008	By:	/s/ Thomas Wirth
Thomas Wirth
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release regarding financial results for the quarter and year ended December 31, 2007.

4